UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 12, 2007

(Date of Earliest Event Reported: July 12, 2007)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 12, 2007, J. Richard Bird, a director of Enbridge Energy Company, Inc., our general partner, and Executive Vice President of Liquids Pipelines for Enbridge Inc. of Calgary, Alberta Canada, the indirect parent of our general partner, presented economic information and projections associated with the United States portions of the Southern Access Expansion and the Alberta Clipper projects that we are constructing. We have included the presentation as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which we hereby incorporate into this item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

Dated: July 12, 2007

Index of Exhibits

99.1	Presentation by J. Richard Bird, Executive Vice President, to TD Newcrest Oil Sands Forum 2007, on July 12, 2007.